John Hancock Tax-Advantaged Dividend Income Fund



                    [ ] Common Shares of Beneficial Interest


                                  No Par Value


                             UNDERWRITING AGREEMENT



February [ ], 2004

                             UNDERWRITING AGREEMENT




                                                              February [ ], 2004



UBS Securities LLC
  as Managing Representative
299 Park Avenue
New York, New York  10171-0026

Ladies and Gentlemen:


                  John Hancock Tax-Advantaged Dividend Income Fund, a voluntary association with transferable shares organized and existing under and by virtue of the laws of The Commonwealth of Massachusetts (commonly referred to as a Massachusetts business trust) (the "Fund"), proposes to issue and sell to the underwriters named in Schedule A annexed hereto (the "Underwriters") an aggregate of [ ] common shares of beneficial interest (the "Firm Shares"), no par value (the "Common Shares"), of the Fund. In addition, solely for the purpose of covering over-allotments, the Fund proposes to grant to the Underwriters the option to purchase from the Fund up to an additional [ ] Common Shares (the "Additional Shares"). The Firm Shares and the Additional Shares are hereinafter collectively sometimes referred to as the "Shares." The Shares are described in the Prospectus which is referred to below.

                  The Fund has filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively called the "Act"), and with the provisions of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (collectively called the "Investment Company Act"), with the Securities and Exchange Commission (the "Commission") a registration statement on Form N-2 (File Nos. 333-108102 and 811-21416), including a prospectus and a statement of additional information, relating to the Shares. The Fund has furnished to you, for use by the Underwriters and by dealers, copies of one or more preliminary prospectuses (including a preliminary statement of additional information) (each thereof, including such preliminary statement of additional information, being herein called a "Preliminary Prospectus") relating to the Shares. Except where the context otherwise requires, the registration statement, as amended when it becomes effective (the "Effective Date"), including all documents filed as a part thereof or incorporated by reference therein, and including any information contained in a prospectus subsequently filed with the Commission pursuant to Rule 497 under the Act and deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Act, is herein called the "Registration Statement," and the prospectus (including the statement of additional information), in the form filed by the Fund with the Commission pursuant to Rule 497 under the Act or, if no such filing is required, the form of final prospectus (including the form of final statement of additional information) included in the Registration Statement at the time it became effective, is herein called the "Prospectus." In addition, the Fund has filed a Notification of Registration on Form N-8A (the "Notification") pursuant to
Section 8 of the Investment Company Act.


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                  John Hancock Advisers, LLC ("John Hancock Advisers" or the
"Investment Adviser") will act as the Fund's investment adviser pursuant to an Investment Advisory Agreement by and between the Fund and the Investment Adviser, dated as of [ ], 2004 (the "Investment Advisory Agreement"). The Bank of New York will act as the custodian (the "Custodian") of the Fund's cash and portfolio assets pursuant to a Custody Agreement, dated as of [ ], 2004 (the "Custody Agreement"). Mellon Investor Services LLC will act as the Fund's transfer agent, registrar and dividend disbursing agent (the "Transfer Agent") pursuant to a Transfer Agency Agreement, dated as of [ ], 2004 (the "Transfer Agency Agreement"). The Investment Adviser and UBS Securities LLC (the "Managing Representative") have entered into a Shareholder Servicing Agreement, dated as of [ ], 2004 (the "Shareholder Servicing Agreement"). The Investment Adviser has entered into a Lead Managing Underwriter Additional Compensation Agreement with UBS Securities LLC, dated as of [ ], 2004; a Lead Managing Underwriter Additional Compensation Agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated, dated as of [ ], 2004; and a Qualifying Underwriter Additional Compensation Agreement with [ ] dated as of [ ], 2004 (collectively, the "Additional Compensation Agreements"). In addition, the Fund has adopted a dividend reinvestment plan (the "Dividend Reinvestment Plan") pursuant to which holders of Shares may elect to reinvest their dividends in additional Shares of the Fund.

     The Fund, the Investment Adviser and the Underwriters agree as follows:

1. Sale and Purchase. Upon the basis of the warranties and representations and subject to the terms and conditions herein set forth, the Fund agrees to sell to the respective Underwriters and each of the Underwriters, severally and not jointly, agrees to purchase from the Fund the aggregate number of Firm Shares set forth opposite the name of such Underwriter in Schedule A attached hereto in each case at a purchase price of $19.10 per Firm Share. The Fund is advised that the Underwriters intend (i) to make a public offering of their respective portions of the Firm Shares as soon after the effective date of the Registration Statement as is advisable and (ii) initially to offer the Firm Shares upon the terms set forth in the Prospectus. The Underwriters may from time to time increase or decrease the public offering price after the initial public offering to such extent as they may determine.

                  In addition, the Fund hereby grants to the several Underwriters the option to purchase, and upon the basis of the warranties and representations and subject to the terms and conditions herein set forth, the Underwriters shall have the right to purchase, severally and not jointly, from the Fund, ratably in accordance with the number of Firm Shares to be purchased by each of them, all or a portion of the Additional Shares as may be necessary to cover over-allotments made in connection with the offering of the Firm Shares, at the same purchase price per share to be paid by the Underwriters to the Fund for the Firm Shares. This option may be exercised by you on behalf of the several Underwriters at any time and from time to time on or before the forty-fifth day following the date hereof, by written notice to the Fund. Such notice shall set forth the aggregate number of Additional Shares as to which the option is being exercised and the date and time when the Additional Shares are to be delivered (such date and time being herein referred to as the "Additional Time of Purchase"); provided, however, that the Additional Time of Purchase shall not be earlier than the Time of Purchase (as defined below) nor earlier than the second business day after the date on which the option shall have been exercised nor later than the tenth business day after the date on which the option shall have been exercised. The number of Additional Shares to be sold to each Underwriter shall be the number which bears the same proportion to the aggregate number of Additional Shares being purchased as the number of Firm Shares set forth opposite the name of such Underwriter on Schedule A hereto bears to the total number of Firm Shares (subject, in each case, to such adjustment as you may determine to eliminate fractional shares).

2. Payment and Delivery. Payment of the purchase price for the Firm Shares shall be made to the Fund by Federal Funds wire transfer, against delivery of the certificates for the Firm Shares to you through the facilities of the Depository Trust Company ("DTC") for the respective accounts of the Underwriters. Such payment and delivery shall be made at 10:00 A.M., New York City time on the third business day following the date of this Underwriting Agreement (unless another date or time shall be agreed to by you and the Fund). The time at which such payment and delivery are actually made is hereinafter sometimes called the "Time of Purchase." Certificates for the Firm Shares shall be delivered to you in definitive form in such names and in such denominations as you shall specify on the second business day preceding the Time of Purchase. For the purpose of expediting the checking of the certificates for the Firm Shares by you, the Fund agrees to make such certificates available to you for such purpose at least one full business day preceding the Time of Purchase.

                  Payment of the purchase price for the Additional Shares shall be made at the Additional Time of Purchase in the same manner and at the same office as the payment for the Firm Shares. Certificates for the Additional Shares shall be delivered to you in definitive form in such names and in such denominations as you shall specify no later than the second business day preceding the Additional Time of Purchase. For the purpose of expediting the checking of the certificates for the Additional Shares by you, the Fund agrees to make such certificates available to you for such purpose at least one full business day preceding the Additional Time of Purchase. The Time of Purchase and the Additional Time of Purchase are sometimes referred to herein as the "Closing Dates."

3. Representations and Warranties of the Fund and the Investment Adviser. Each of the Fund and the Investment Adviser jointly and severally represents and warrants to each Underwriter as follows:

(a) On (A) the Effective Date and the date on which the Prospectus is first filed with the Commission pursuant to Rule 497(b), (h) or (j) under the Act, as the case may be, (B) the date on which any post-effective amendment to the Registration Statement (except any post-effective amendment which is filed with the Commission after the later of (x) one year from the date of this Underwriting Agreement or
          (y) the date on which the distribution of the Shares is completed) became or becomes effective or any amendment or supplement to the Prospectus was or is filed with the Commission and (C) the Closing Dates, the Registration Statement, the Prospectus and any such amendment or supplement thereto and the Notification complied or will comply in all material respects with the requirements of the Act and the Investment Company Act, as the case may be. On the Effective Date and on the date that any post-effective amendment to the Registration Statement (except any post-effective amendment which is filed with the Commission after the later of (x) one year from the date of this Underwriting Agreement or (y) the date on which the distribution of the Shares is completed) became or becomes effective, neither the Registration Statement nor any such amendment did or will contain any untrue statement of a material fact or omit to state a material fact required to be stated in it or necessary to make the statements in it not misleading. On the Effective Date and, if applicable, the date the Prospectus or any amendment or supplement to the Prospectus was or is filed with the Commission and on the Closing Dates, the Prospectus did not or will not, as the case may be, contain any untrue statement of a material fact or omit to state a material fact required to be stated in it or necessary to make the statements in it, in light of the circumstances under which they were made, not misleading. The foregoing representations in this Section 3(a) do not apply to statements or omissions relating to the Underwriters made in reliance on and in conformity with information furnished in writing to the Fund by you expressly for use in the Registration Statement, the Prospectus, or any amendments or supplements thereto, as described in
          Section 9(f) hereof.

(b) The Fund has been duly formed, is validly existing as a Massachusetts business trust, with full power and authority to conduct its business as described in the Registration Statement and Prospectus; the Fund is duly licensed and qualified to do business and in good standing in each jurisdiction in which its ownership or leasing of property or its conducting of business requires such qualification, except where the failure to be so licensed and qualified, either alone or in the aggregate, would not result in a Material Adverse Effect (as defined below in Section 3(n)); and the Fund owns, possesses or has obtained and currently maintains all governmental licenses, permits, consents, orders, approvals and other authorizations, whether foreign or domestic, necessary to carry on its business as contemplated in the Prospectus, except such licenses, permits, consents, orders, approvals and other authorizations of the Fund which the failure to obtain, either alone or in the aggregate, would not result in a Material Adverse Effect. The Fund has no subsidiaries.

(c) The capitalization of the Fund is as set forth in the Registration Statement and the Prospectus. The Shares conform to the description of them in the Prospectus. All the outstanding Shares have been duly authorized and are validly issued, fully paid and, except to the extent set forth in the Prospectus, nonassessable. The Shares to be issued and delivered to and paid for by the Underwriters in accordance with this Underwriting Agreement against payment therefor as provided by this Underwriting Agreement have been duly authorized and, when issued and delivered to the Underwriters, will have been validly issued and will be fully paid and, except to the extent set forth in the Prospectus, nonassessable. No person is entitled to any preemptive or other similar rights with respect to the Shares.

(d) The Fund is duly registered with the Commission under the Investment Company Act as a diversified, closed-end management investment company, and, subject to the filing of a final amendment to the Registration Statement, or any required filing under Rule 430A or Rule 497 under the Securities Act (the "Final Amendment"), if not already filed, all action under the Act and the Investment Company Act, as the case may be, necessary under the federal securities laws on the part of the Fund to make the public offering and consummate the sale of the Shares as provided in this Underwriting Agreement has or will have been taken by the Fund.

(e) The Fund has full power and authority to enter into each of this Underwriting Agreement, the Investment Advisory Agreement, the Custody Agreement, the Transfer Agency Agreement and the Dividend Reinvestment Plan (collectively, the "Fund Agreements") and to perform all of the terms and provisions hereof and thereof to be carried out by it, and
          (i) each Fund Agreement has been duly and validly authorized, executed and delivered by or on behalf of the Fund, (ii) each Fund Agreement does not violate in any material respect any of the applicable provisions of the Investment Company Act or the Investment Advisers Act of 1940, as amended, and the rules and regulations thereunder
          (collectively  called  the  "Advisers  Act"),  as the case may be, and
          (iii) assuming due authorization, execution and delivery by the other parties thereto, each Fund Agreement constitutes the legal, valid and binding obligation of the Fund enforceable in accordance with its terms, (A) subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or at law) and (B) except as rights to indemnity thereunder may be limited by federal or state securities laws.

(f) None of (i) the execution and delivery by the Fund of the Fund Agreements, (ii) the issue and sale by the Fund of the Shares as contemplated by this Underwriting Agreement and (iii) the performance by the Fund of its obligations under any of the Fund Agreements or consummation by the Fund of the other transactions contemplated by the Fund Agreements conflict with or will conflict with, or result or will result in a breach of, the Agreement and Declaration of Trust or the By-laws of the Fund or any agreement or instrument to which the Fund is a party or by which the Fund is bound, or any law, rule or regulation, or order of any court, governmental instrumentality, securities exchange or association or arbitrator, whether foreign or domestic, applicable to the Fund, other than state securities or "blue sky" laws applicable in connection with the purchase and distribution of the Shares by the Underwriters pursuant to this Underwriting Agreement.

(g) The Fund is not currently in breach of, or in default under, any written agreement or instrument to which it is a party or by which it or its property is bound or affected, except for such breaches or defaults that do not, either alone or in the aggregate, have a Material Adverse Effect (as defined below in Section 3(n)).

(h) No person has any right to the registration of any securities of the Fund because of the filing of the Registration Statement.

(i) No consent, approval, authorization or order of any court or governmental agency or body or securities exchange or association, whether foreign or domestic, is required to be obtained by the Fund prior to the Closing Dates for the consummation by the Fund of the transactions to be performed by the Fund or the performance by the Fund of all the terms and provisions to be performed by or on behalf of it in each case as contemplated in the Fund Agreements, except such as (i) have been obtained under the Act, the Investment Company Act or the Advisers Act and (ii) may be required by the New York Stock Exchange or under state securities or "blue sky" laws in connection with the purchase and distribution of the Shares by the Underwriters pursuant to this Underwriting Agreement.

(j) The Shares are duly authorized for listing, subject to official notice of issuance, on the New York Stock Exchange, and the Fund's Registration Statement on Form 8-A, under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the "Exchange Act"), has become effective.

(k) Deloitte & Touche LLP, whose report appears in the Prospectus, are independent public auditors with respect to the Fund as required by the Act and the Investment Company Act.

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(l)               The statement of assets and liabilities included in the
                  Registration Statement and the Prospectus presents fairly in all material respects, in accordance with generally accepted accounting principles in the United States applied on a consistent basis, the financial position of the Fund as of the date indicated.

(m) The Fund will maintain a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with existing assets through an asset reconciliation procedure or otherwise at reasonable intervals and appropriate action is taken with respect to any differences.

(n) Since the date as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (i) there has been no material adverse change in the condition, financial or otherwise, business affairs or business of the Fund, whether or not arising in the ordinary course of business (a "Material Adverse Effect"), (ii) there have been no transactions entered into by the Fund other than those in the ordinary course of its business and (iii) there has been no dividend or distribution of any kind declared, paid or made on any class of its capital shares.

(o) There is no action, suit or proceeding before or by any court, commission, regulatory body, administrative agency or other governmental agency or body, foreign or domestic, now pending, or, to the knowledge of the Fund, threatened against or affecting the Fund, which (i) might result in any material adverse change in the condition, financial or otherwise, business affairs or business prospects of the Fund or might have a Material Adverse Effect on the properties or assets of the Fund or (ii) is of a character required to be described in the Registration Statement or the Prospectus; and there are no contracts, franchises or other documents that are of a character required to be described in, or that are required to be filed as exhibits to, the Registration Statement that have not been described or filed as required.

(p) Except for stabilization transactions conducted by the Managing Representative, and except for tender offers, Share repurchases and the issuance or purchase of Shares pursuant to the Dividend Reinvestment Plan effected following the date on which the distribution of the Shares is completed in accordance with the policies of the Fund as set forth in the Prospectus, the Fund has not taken and will not take, directly or indirectly, any action designed or which might be reasonably expected to cause or result in, or which will constitute, stabilization or manipulation of the price of the Shares in violation of applicable federal securities laws.

(q) The Fund intends to direct the investment of the proceeds of the offering of the Shares in such a manner as to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").

(r) No advertising, sales literature or other promotional materials (excluding road show slides or road show tapes) were authorized or prepared by or on behalf of the Fund or the Investment Adviser or any representative thereof for use in connection with the public offering or sale of the Shares other than the definitive client brochure and the broker selling memo filed with the NASD on January 20, 2004 (collectively referred to as the "sales materials") and the prospecting letter filed with the NASD on January 28, 2004; the sales materials and any road show slides or road show tapes complied and comply in all material respects with the applicable requirements of the Act and the rules and interpretations of the NASD; and no broker kits, road show slides, road show tapes or sales materials authorized or prepared by the Fund or authorized or prepared on behalf of the Fund by the Investment Adviser or any representative thereof for use in connection with the public offering or sale of the Shares contained or contains any untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading.

4. Representations and Warranties of the Investment Adviser. The Investment Adviser represents to each Underwriter as follows:

(a) The Investment Adviser has been duly formed, is validly existing as a limited liability company under the laws of Delaware with full power and authority to perform its obligations under this Underwriting Agreement, the Shareholder Servicing Agreement, the Investment Advisory Agreement and the Additional Compensation Agreements (collectively, this Underwriting Agreement, the Shareholder Servicing Agreement, the Investment Advisory Agreement and the Additional Compensation Agreements being referred to herein as the "Investment Adviser Agreements"), and the Investment Adviser is duly licensed and qualified to do business and in good standing in each jurisdiction in which it is required to be so qualified in order to perform its obligations under the Investment Adviser Agreements; and the Investment Adviser owns, possesses or has obtained and currently maintains all governmental licenses, permits, consents, orders, approvals and other authorizations, whether foreign or domestic, necessary to perform its obligations under the Investment Adviser Agreements.

(b) The Investment Adviser is (i) registered as an investment adviser under the Advisers Act and (ii) not prohibited by the Advisers Act or the Investment Company Act from acting as the investment adviser for the Fund as contemplated by the Investment Advisory Agreement, the Registration Statement and the Prospectus.

(c) The Investment Adviser has full power and authority to enter into each of the Investment Adviser Agreements and to carry out all the terms and provisions hereof and thereof to be carried out by it; and each Investment Adviser Agreement has been duly and validly authorized, executed and delivered by the Investment Adviser; none of the Investment Adviser Agreements violate any of the applicable provisions of the Investment Company Act or the Advisers Act; and, assuming due authorization, execution and delivery by the other parties thereto, each Investment Adviser Agreement constitutes a legal, valid and binding obligation of the Investment Adviser, enforceable in accordance with its terms,
               (i) subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or at law) and
               (ii) except as rights to indemnity thereunder may be limited by federal or state securities laws.

(d) Neither (i) the execution and delivery by the Investment Adviser of any Investment Adviser Agreement nor (ii) the consummation by the Investment Adviser of the transactions contemplated by, or the performance of its obligations under, any Investment Adviser Agreement conflicts or will conflict with, or results or will result in a breach of, the limited liability company agreement or other organizational documents of the Investment Adviser or any agreement or instrument to which the Investment Adviser is a party or by which the Investment Adviser is bound, or any law, rule or regulation, or order of any court, governmental instrumentality, securities exchange or association or arbitrator, whether foreign or domestic, applicable to the Investment Adviser, except in each case for such conflicts or breaches which do not, either alone or in the aggregate, have a Material Adverse Effect upon the Investment Adviser's ability to perform its obligations under the Investment Adviser Agreements.

(e)            No consent,  approval,  authorization  or order of any court, governmental agency or body or securities exchange or association, whether foreign or domestic, is required to be obtained by the Investment Adviser on or prior to the Closing Dates for the consummation of the transactions contemplated in, or the performance by the Investment Adviser of its obligations under, any Investment Adviser Agreement, as the case may be, except such as (i) have been obtained under the Act, the Investment Company Act or the Advisers Act and (ii) may be required by the New York Stock Exchange or under state securities or "blue sky" laws in connection with the purchase and distribution of the Shares by the Underwriters pursuant to this Underwriting Agreement.

(f) The description of the Investment Adviser and its business and the statements attributable to the Investment Adviser in the Registration Statement and the Prospectus comply in all material respects with the requirements of the Act and the Investment Company Act and do not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading (and, solely with respect to the Prospectus, in the light of the circumstances under which they were made).

(g) There is no action, suit or proceeding before or by any court, commission, regulatory body, administrative agency or other governmental agency or body, foreign or domestic, now pending or, to the knowledge of the Investment Adviser, threatened against or affecting the Investment Adviser of a nature required to be disclosed in the Registration Statement or Prospectus.

(h) Except for stabilization activities conducted by the Managing Representative and except for tender offers, Share repurchases and the issuance or purchase of Shares pursuant to the Dividend Reinvestment Plan effected following the date on which the distribution of the Shares is completed in accordance with the policies of the Fund as set forth in the Prospectus, the Investment Adviser has not taken and will not take, directly or indirectly, any action designed, or which might reasonably be expected to cause or result in, or which will constitute, stabilization or manipulation of the price of the Shares in violation of applicable federal securities laws.

(i) The Investment Adviser has not made available any promotional materials intended for use only by qualified broker-dealers and registered representatives thereof by means of an Internet web site or similar electronic means.

5.      Agreements of the Parties.

(a)               If the Registration Statement relating to the Shares has
                  not yet become effective, the Fund will promptly file the Final Amendment, if not previously filed, with the Commission, and will use its best efforts to cause such Registration Statement to become effective and, as soon as the Fund is advised, will advise the Managing Representative when the Registration Statement or any amendment thereto has become effective. If the Registration Statement has become effective and the Prospectus contained therein omits certain information at the time of effectiveness pursuant to Rule 430A under the Act, the Fund will file a Prospectus pursuant to Rule 497(h) under the Act as promptly as practicable, but no later than the second business day following the earlier of the date of the determination of the offering price of the Shares or the date the Prospectus is first used after the Effective Date. If the Registration Statement has become effective and the Prospectus contained therein does not so omit such information, the Fund will file a Prospectus pursuant to Rule 497(b) or (j) under the Act as promptly as practicable, but no later than the fifth business day following the date of the later of the Effective Date or the commencement of the public offering of the Shares after the Effective Date. In either case, the Fund will provide you satisfactory evidence of the filing. The Fund will not file with the Commission any Prospectus or any other amendment (except any post-effective amendment which is filed with the Commission after the later of (x) one year from the date of this Underwriting Agreement or (y) the date on which distribution of the Shares is completed) or supplement to the Registration Statement or the Prospectus unless a copy has first been submitted to the Managing Representative a reasonable time before its filing and the Managing Representative has not objected to it in writing within a reasonable time after receiving the copy.

(b) For the period of three years from the date hereof, the Fund will advise the Managing Representative promptly (1) of the issuance by the Commission of any order in respect of the Fund or the Investment Adviser or which relates to the offering of the Shares, (2) of the initiation or threatening of any proceedings for, or receipt by the Fund of any notice with respect to, the suspension of the qualification of the Shares for sale in any jurisdiction or the issuance of any order by the Commission suspending the effectiveness of the Registration Statement, (3) of receipt by the Fund, or any representative or attorney of the Fund, of any other communication from the Commission relating to the offering of the Shares, the Registration Statement, the Notification, any Preliminary Prospectus, the Prospectus or to the transactions contemplated by this Underwriting Agreement and
                  (4) the issuance by any court, regulatory body, administrative agency or other governmental agency or body, whether foreign or domestic, of any order, ruling or decree, or the threat to initiate any proceedings with respect thereto, regarding the offering of the Shares by the Fund. The Fund will make every reasonable effort to prevent the issuance of any order suspending the effectiveness of the Registration Statement and, if any such order is issued, to obtain its lifting as soon as possible.

(c) If not delivered prior to the date of this Underwriting Agreement, the Fund will deliver to the Managing Representative, without charge, a signed copy of the Registration Statement and the Notification and of any amendments (except any post-effective amendment which is filed with the Commission after the later of (x) one year from the date of this Underwriting Agreement or (y) the date on which the distribution of the Shares is completed) to either the Registration Statement or the Notification (including all exhibits filed with any such document) and as many conformed copies of the Registration Statement and any amendments thereto (except any post-effective amendment which is filed with the Commission after the later of (x) one year from the date of this Underwriting Agreement or (y) the date on which the distribution of the Shares is completed) (excluding exhibits) as the Managing Representative may reasonably request.

(d)               During such period as a prospectus is required by law to
                  be delivered by an underwriter or a dealer, the Fund will deliver, without charge, to you, the Underwriters and any dealers, at such office or offices as you may designate, as many copies of the Prospectus as you may reasonably request, and, if any event occurs during such period as a result of which it is necessary to amend or supplement the Prospectus, in order to make the statements therein, in light of the circumstances existing when such Prospectus is delivered to a purchaser of Shares, not misleading in any material respect, or if during such period it is necessary to amend or supplement the Prospectus to comply with the Act or the Investment Company Act, the Fund promptly will prepare, submit to the Managing Representative, file with the Commission and deliver, without charge, to the Underwriters and to dealers (whose names and addresses the Managing Representative will furnish to the Fund) to whom Shares may have been sold by the Underwriters, and to other dealers on request, amendments or supplements to the Prospectus so that the statements in such Prospectus, as so amended or supplemented, will not, in light of the circumstances existing when such Prospectus is delivered to a purchaser, be misleading in any material respect and will comply with the Act and the Investment Company Act. Delivery by the Underwriters of any such amendments or supplements to the Prospectus will not constitute a waiver of any of the conditions in Section 6 hereof.

(e) The Fund will make generally available to holders of the Fund's securities, as soon as practicable but in no event later than the last day of the 18th full calendar month following the calendar quarter in which the Effective Date falls, an earnings statement, if applicable, satisfying the provisions of Section 11(a) of the Act and, at the option of the Fund, Rule 158 under the Act.

(f) The Fund will take such actions as the Managing Representative reasonably requests in order to qualify the Shares for offer and sale under the securities or "blue sky" laws of such jurisdictions as the Managing Representative reasonably designates; provided that the Fund shall not be required in connection therewith or as a condition thereof to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction.

(g) If the transactions contemplated by this Underwriting Agreement are consummated, the Fund shall pay all costs and expenses incident to the performance of the obligations of the Fund under this Underwriting Agreement (to the extent such expenses do not, in the aggregate, exceed $0.04 per Share), including but not limited to costs and expenses of or relating to (1) the preparation, printing and filing of the Registration Statement and exhibits to it, each Preliminary Prospectus, the Prospectus and all amendments and supplements thereto, (2) the issuance of the Shares and the preparation and delivery of certificates for the Shares,
                    (3) the registration or qualification of the Shares for offer and sale under the securities or "blue sky" laws of the jurisdictions referred to in the foregoing paragraph, including the fees and disbursements of counsel for the Underwriters in that connection, and the preparation and printing of any preliminary and supplemental "blue sky" memoranda, (4) the furnishing (including costs of design, production, shipping and mailing) to the Underwriters and dealers of copies of each Preliminary Prospectus relating to the Shares, the sales materials, the Prospectus, and all amendments or supplements to the Prospectus, and of the other documents required by this Section to be so furnished,
                    (5) the filing requirements of the NASD, in connection with its review of the financing, including filing fees and the fees, disbursements and other charges of counsel for the Underwriters in that connection, (6) all transfer taxes, if any, with respect to the sale and delivery of the Shares to the Underwriters, (7) the listing of the Shares on the New York Stock Exchange and (8) the transfer agent for the Shares. To the extent the foregoing costs and expenses incident to the performance of the obligations of the Fund under this Underwriting Agreement exceed, in the aggregate, $0.04 per Share, John Hancock Advisers or an affiliate will pay all such excess costs and expenses.

(h) If the transactions contemplated by this Underwriting Agreement are not consummated, except as otherwise provided herein, no party will be under any liability to any other party, except that (i) if this Underwriting Agreement is terminated by (A) the Fund or the Investment Adviser pursuant to any of the provisions hereof (otherwise than pursuant to Section 8 hereof) or (B) by you or the Underwriters because of any inability, failure or refusal on the part of the Fund or the Investment Adviser to comply with any material terms or because any of the conditions in
                    Section 6 are not satisfied, John Hancock Advisers or an affiliate and the Fund, jointly and severally, will reimburse the Underwriters for all out-of-pocket expenses (including the reasonable fees, disbursements and other charges of their counsel) reasonably incurred by them in connection with the proposed purchase and sale of the Shares and (ii) no Underwriter who has failed or refused to purchase the Shares agreed to be purchased by it under this Underwriting Agreement, in breach of its obligations pursuant to this Underwriting Agreement, will be relieved of liability to the Fund and the Investment Adviser and the other Underwriters for damages occasioned by its default.

(i) Without the prior written consent of the Managing Representative, the Fund will not offer, sell or register with the Commission, or announce an offering of, any equity securities of the Fund, within 180 days after the Effective Date, except for the Shares as described in the Prospectus and any issuances of Shares pursuant to the Dividend Reinvestment Plan and except in connection with any offering of preferred shares of beneficial interest as contemplated by the Prospectus.

(j) The Fund will use its best efforts to list the Shares on the New York Stock Exchange and comply with the rules and regulations of such exchange.

(k) The Fund will direct the investment of the net proceeds of the offering of the Shares in such a manner as to comply with the investment objective and policies of the Fund as described in the Prospectus.

6. Conditions of the Underwriters' Obligations. The obligations of the Underwriters to purchase the Shares are subject to the accuracy on the date of this Underwriting Agreement, and on each of the Closing Dates, of the representations of the Fund and the Investment Adviser in this Underwriting Agreement, to the accuracy and completeness of all statements made by the Fund, the Investment Adviser or any of their respective officers in any certificate delivered to the Managing Representative or its counsel pursuant to this Underwriting Agreement, to performance by the Fund and the Investment Adviser of their respective obligations under this Underwriting Agreement and to each of the following additional conditions:

(a) The Registration Statement must have become effective by 5:30 p.m., New York City time, on the date of this Underwriting Agreement or such later date and time as the Managing Representative consents to in writing. The Prospectus must have been filed in accordance with Rule 497(b), (h) or (j), as the case may be, under the Act.

(b)                 No   order   suspending   the   effectiveness   of  the
                    Registration Statement may be in effect and no proceedings for such purpose may be pending before or, to the knowledge of counsel to the Underwriters, threatened by the Commission, and any requests for additional information on the part of the Commission (to be included in the Registration Statement or the Prospectus or otherwise) must be complied with or waived to the reasonable satisfaction of the Managing Representative.

(c) Since the dates as of which information is given in the Registration Statement and the Prospectus, (i) there must not have been any material adverse change in the number of outstanding Shares or liabilities of the Fund except as set forth in or contemplated by the Prospectus (provided that a change in the Fund's net asset value, liabilities or portfolio securities arising in the course of its normal investment operations shall not be deemed to be a material adverse change); (ii) there must not have been any material adverse change in the general affairs, prospects, management, business, financial condition or results of operations of the Fund or the Investment Adviser whether or not arising from transactions in the ordinary course of business as set forth in or contemplated by the Prospectus

                    (provided that a change in the Fund's net asset value, liabilities or portfolio securities arising in the course of its normal investment operations shall not be deemed to be a material adverse change); (iii) the Fund must not have sustained any material interference with its business from any court or from any legislative or other governmental action, order or decree, whether foreign or domestic, not described in the Registration Statement and Prospectus; and
                    (iv) there must not have occurred any event that makes untrue or incorrect in any material respect any statement or information contained in the Registration Statement or Prospectus or that is not reflected in the Registration Statement or Prospectus but should be reflected therein in order to make the statements or information therein (in the case of the Prospectus, in light of the circumstances in which they were made) not misleading in any material respect; if, in the judgment of the Managing Representative, any such development referred to in clause (i), (ii), (iii) or (iv) of this paragraph (c) makes it impracticable or inadvisable to consummate the sale and delivery of the Shares pursuant to this Underwriting Agreement by the Underwriters, at the initial public offering price of the Shares.

(d) The Managing Representative must have received on each Closing Date a certificate, dated such date, of the President or a Vice-President and the chief financial or accounting officer of each of the Fund and the Investment Adviser certifying in their capacity as such officers that
                    (i) the signers have examined the Registration Statement, the Prospectus and this Underwriting Agreement, (ii) the representations of the Fund (with respect to the certificates from such Fund officers) and the representations of the Investment Adviser (with respect to the certificates from such officers of the Investment Adviser) in this Underwriting Agreement are accurate on and as of the date of the certificate, (iii) there has not been any material adverse change in the general affairs, prospects, management, business, financial condition or results of operations of the Fund (with respect to the certificates from such Fund officers) or the Investment Adviser (with respect to the certificates from such officers of the Investment Adviser), which change would have a Material Adverse Effect on the ability of the Fund or the Investment Adviser, as the case may be, to fulfill its obligations under this Underwriting Agreement or the Investment Advisory Agreement, whether or not arising from transactions in the ordinary course of business, (iv) with respect to the Fund only, no order suspending the effectiveness of the Registration Statement or prohibiting the sale of any of the Shares has been issued and no proceedings for any such purpose are pending before or threatened by the Commission or any other regulatory body, whether foreign or domestic, (v) no order having a Material Adverse Effect on the ability of the Investment Adviser to fulfill its obligations under any of the Investment Adviser Agreements has been issued and no proceedings for any such purpose are pending before or threatened by the Commission or any other regulatory body, whether foreign or domestic, and (vi) each of the Fund (with respect to the certificates from such Fund officers) and the Investment Adviser (with respect to the certificates from such officers of the Investment Adviser) has performed all of its respective agreements that this Underwriting Agreement requires it to perform by such Closing Date (to the extent not waived in writing by the Managing Representative).

(e) You must receive on each Closing Date the opinions dated such Closing Date substantially in the form of Schedules B and C to this Underwriting Agreement from the counsel identified in each such Schedules.

(f) You must receive on each Closing Date from Skadden, Arps, Slate, Meagher & Flom LLP an opinion dated such Closing Date with respect to the Fund, the Shares, the Registration Statement and the Prospectus, this Underwriting Agreement and the form and sufficiency of all proceedings taken in connection with the sale and delivery of the Shares. Such opinion and proceedings shall fulfill the requirements of this Section 6(f) only if such opinion and proceedings are satisfactory in all respects to the Managing Representative. The Fund and the Investment Adviser must have furnished to such counsel such documents as counsel may reasonably request for the purpose of enabling them to render such opinion.

(g) The Managing Representative must receive on the date this Underwriting Agreement is signed and delivered by you a signed letter, dated such date, substantially in the form of Schedule D to this Underwriting Agreement from the firm of accountants designated in such Schedule. The Managing Representative also must receive on each Closing Date a signed letter from such accountants, dated as of such Closing Date, confirming on the basis of a review in accordance with the procedures set forth in their earlier letter that nothing has come to their attention during the period from a date not more than five business days before the date of this Underwriting Agreement, specified in the letter, to a date not more than five business days before such Closing Date, that would require any change in their letter referred to in the foregoing sentence.

                  All opinions, letters, evidence and certificates mentioned above or elsewhere in this Underwriting Agreement will comply only if they are in form and scope reasonably satisfactory to counsel for the Underwriters, provided that any such documents, forms of which are annexed hereto, shall be deemed satisfactory to such counsel if substantially in such form.

7. Termination. This Underwriting Agreement may be terminated by the Managing Representative by notifying the Fund at any time:

(a)                 before   the  later  of  the   effectiveness   of  the
                    Registration Statement and the time when any of the Shares are first generally offered pursuant to this Underwriting Agreement by the Managing Representative to dealers by letter or telegram;

(b)                 at or before any Closing  Date if, in the sole  judgment
                    of the Managing Representative, payment for and delivery of any Shares is rendered impracticable or inadvisable because
                    (i)  trading  in  the  equity  securities  of  the  Fund  is suspended by the Commission or by the principal exchange that lists the Shares, (ii) trading in securities generally on the New York Stock Exchange or the Nasdaq Stock Market shall have been suspended or limited or minimum or maximum prices shall have been generally established on such exchange or over-the-counter market, (iii) additional material governmental restrictions, not in force on the date of this Underwriting Agreement, have been imposed upon trading in securities or trading has been suspended on any U.S. securities exchange, (iv) a general banking moratorium has been established by U.S. federal or New York authorities or (v) any material adverse change in the financial or securities markets in the United States or in political, financial or economic conditions in the United States or any outbreak or material escalation of hostilities or declaration by the United States of a national emergency or war or other calamity or crisis shall have occurred the effect of any of which is such as to make it, in the sole judgment of the Managing Representative, impracticable or inadvisable to market the Shares on the terms and in the manner contemplated by the Prospectus; or

(c) at or before any Closing Date, if any of the conditions specified in Section 6 have not been fulfilled when and as required by this Underwriting Agreement.

  8. Substitution of Underwriters. If one or more of the Underwriters fails (other than for a reason sufficient to justify the termination of this Underwriting Agreement) to purchase on any Closing Date the Shares agreed to be purchased on such Closing Date by such Underwriter or Underwriters, the Managing Representative may find one or more substitute underwriters to purchase such Shares or make such other arrangements as the Managing Representative deems advisable, or one or more of the remaining Underwriters may agree to purchase such Shares in such proportions as may be approved by the Managing Representative, in each case upon the terms set forth in this Underwriting Agreement. If no such arrangements have been made within 36 hours after such Closing Date, and

(a) the number of Shares to be purchased by the defaulting Underwriters on such Closing Date does not exceed 10% of the Shares that the Underwriters are obligated to purchase on such Closing Date, each of the nondefaulting Underwriters will be obligated to purchase such Shares on the terms set forth in this Underwriting Agreement in proportion to their respective obligations under this Underwriting Agreement, or

(b) the number of Shares to be purchased by the defaulting Underwriters on such Closing Date exceeds 10% of the Shares to be purchased by all the Underwriters on such Closing Date, the Fund will be entitled to an additional period of 24 hours within which to find one or more substitute underwriters reasonably satisfactory to the Managing Representative to purchase such Shares on the terms set forth in this Underwriting Agreement.

                  In any such case, either the Managing Representative or the Fund will have the right to postpone the applicable Closing Date for not more than five business days in order that necessary changes and arrangements (including any necessary amendments or supplements to the Registration Statement or the Prospectus) may be effected by the Managing Representative and the Fund. If the number of Shares to be purchased on such Closing Date by such defaulting Underwriter or Underwriters exceeds 10% of the Shares that the Underwriters are obligated to purchase on such Closing Date, and none of the nondefaulting Underwriters or the Fund make arrangements pursuant to this Section within the period stated for the purchase of the Shares that the defaulting Underwriters agreed to purchase, this Underwriting Agreement will terminate without liability on the part of any nondefaulting Underwriter, the Fund or the Investment Adviser, except as provided in Sections 5(h) and 9 hereof. This Section 8 will not affect the liability of any defaulting Underwriter to the Fund or the nondefaulting Underwriters arising out of such default. A substitute underwriter will become a Underwriter for all purposes of this Underwriting Agreement.

9.       Indemnity and Contribution.

(a) Each of the Fund and the Investment Adviser, jointly and severally, agrees to indemnify, defend and hold harmless each Underwriter, its partners, directors and officers, and any person who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or any such person may incur under the Act, the Exchange Act, the Investment Company Act, the Advisers Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Fund) or in a Prospectus (the term "Prospectus" for the purpose of this Section 9 being deemed to include any Preliminary Prospectus, the sales materials prepared or authorized by the Fund, the Prospectus and the Prospectus as amended or supplemented by the Fund), or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated in either such Registration Statement or Prospectus or necessary to make the statements made therein not misleading, except insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information furnished in writing by or on behalf of any Underwriter through you to the Fund or the Investment Adviser expressly for use with reference to such Underwriter in such Registration Statement or such Prospectus or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in such Registration Statement or such Prospectus or necessary to make such information not misleading, provided, however, that the indemnity agreement contained in this subsection (a) with respect to any Preliminary Prospectus or amended Preliminary Prospectus shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter) from whom the person asserting any such loss, damage, expense, liability or claim purchased the Shares which is the subject thereof if the Prospectus corrected any such alleged untrue statement or omission and if such Underwriter failed to send or give a copy of the Prospectus to such person at or prior to the written confirmation of the sale of such Shares to such person, unless the failure is the result of noncompliance by the Fund with Section 5(d) hereof.

                         If  any  action,  suit  or  proceeding   (together,   a
                    "Proceeding") is brought against an Underwriter or any such person in respect of which indemnity may be sought against the Fund or the Investment Adviser pursuant to the foregoing paragraph, such Underwriter or such person shall promptly notify the Fund or the Investment Adviser, as the case may be, in writing of the institution of such Proceeding and the Fund or the Investment Adviser shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission to so notify the Fund or the Investment Adviser shall not relieve the Fund or the Investment Adviser from any liability which the Fund or the Investment Adviser may have to any Underwriter or any such person or otherwise, unless and only to the extent that such omission results in the forfeiture of substantive rights or defenses by the indemnifying party. Such Underwriter or such person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Underwriter or of such person unless the employment of such counsel shall have been authorized in writing by the Fund or the Investment Adviser, as the case may be, in connection with the defense of such Proceeding or the Fund or the Investment Adviser shall not have, within a reasonable period of time in light of the circumstances, employed counsel to have charge of the defense of such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from, additional to or in conflict with those available to the Fund or the Investment Adviser (in which case the Fund or the Investment Adviser shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the Fund or the Investment Adviser and paid as incurred (it being understood, however, that the Fund or the Investment Adviser shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). None of the Fund or the Investment Adviser shall be liable for any settlement of any Proceeding effected without its written consent, but if settled with the written consent of the Fund or the Investment Adviser, the Fund or the Investment Adviser, as the case may be, agrees to indemnify and hold harmless any Underwriter and any such person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days' prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault, culpability or a failure to act, by or on behalf of such indemnified party.

(b)                 Each Underwriter  severally agrees to indemnify,  defend
                    and hold harmless the Fund and the Investment Adviser, its trustees, directors, members and officers, and any person who controls the Fund or the Investment Adviser within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, the Fund or the Investment Adviser or any such person may incur under the Act, the Exchange Act, the Investment Company Act, the Advisers Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information furnished in writing by or on behalf of such Underwriter through you to the Fund or the Investment Adviser expressly for use with reference to such Underwriter in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Fund) or in a Prospectus, or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in such Registration Statement or such Prospectus or necessary to make such information not misleading.

                         If any  Proceeding  is brought  against  the Fund,  the
                    Investment Adviser or any such person in respect of which indemnity may be sought against any Underwriter pursuant to the foregoing paragraph, the Fund or the Investment Adviser or such person shall promptly notify such Underwriter in writing of the institution of such Proceeding and such Underwriter shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission to so notify such Underwriter shall not relieve such Underwriter from any liability which such Underwriter may have to the Fund, the Investment Adviser or any such person or otherwise. The Fund, the Investment Adviser or such person shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Fund, the Investment Adviser or such person, as the case may be, unless the employment of such counsel shall have been authorized in writing by such Underwriter in connection with the defense of such Proceeding or such Underwriter shall not have, within a reasonable period of time in light of the circumstances, employed counsel to have charge of the defense of such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to or in conflict with those available to such Underwriter (in which case such Underwriter shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties, but such Underwriter may employ counsel and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such Underwriter), in any of which events such fees and expenses shall be borne by such Underwriter and paid as incurred (it being understood, however, that such Underwriter shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). No Underwriter shall be liable for any settlement of any such Proceeding effected without the written consent of such Underwriter, but if settled with the written consent of such Underwriter, such Underwriter agrees to indemnify and hold harmless the Fund or the Investment Adviser and any such person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days' prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding.

(c) If the indemnification provided for in this Section 9 is unavailable to an indemnified party under subsections (a) and (b) of this Section 9 in respect of any losses, damages, expenses, liabilities or claims referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, damages, expenses, liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Fund and the Investment Adviser on the one hand and the Underwriters on the other from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Fund and the Investment Adviser on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, damages, expenses, liabilities or claims, as well as any other relevant equitable considerations. The relative benefits received by the Fund or the Investment Adviser on the one hand and the Underwriters on the other shall be deemed to be in the same respective proportions as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Fund and the total underwriting discounts and commissions received by the Underwriters bear to the aggregate public offering price of the Shares. The relative fault of the Fund and the Investment Adviser on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Fund or the Investment Adviser or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, damages, expenses, liabilities and claims referred to in this subsection shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating, preparing to defend or defending any Proceeding.

(d) The Fund and the Investment Adviser and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in subsection (c) above. Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute any amount in excess of the fees and commissions received by such
                    Underwriter. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this
                    Section 9 are several in proportion to their respective underwriting commitments and not joint.

(e) The indemnity and contribution agreements contained in this Section 9 and the covenants, warranties and representations of the Fund contained in this Underwriting Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter, its partners, directors or officers or any person (including each partner, officer or director of such person) who controls any Underwriter within the meaning of
                    Section 15 of the Act or Section 20 of the Exchange Act, or by or on behalf of the Fund, the Investment Adviser, its trustees, directors, members or officers or any person who controls the Fund or the Investment Adviser within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and shall survive any termination of this Underwriting Agreement or the issuance and delivery of the Shares. The Fund or the Investment Adviser and each
                    Underwriter agree promptly to notify each other of the commencement of any Proceeding against it and, in the case of the Fund and the Investment Adviser, against any of the Fund's or the Investment Adviser's trustees, directors, members or officers in connection with the issuance and sale of the Shares, or in connection with the Registration Statement or Prospectus.

(f) The Fund and the Investment Adviser each acknowledge that (1) the statements with respect to the public offering of the Shares as set forth on the cover page of the Prospectus and (2) the statements relating to stabilization, to selling concessions and reallowances of selling concessions and with respect to discretionary accounts under the caption "Underwriting" in the Prospectus constitute the only information furnished in writing to the Fund by the Managing Representative on behalf of the Underwriters
                    expressly  for  use  in  such  document.   The  Underwriters
                    severally confirm that these statements are correct in all material respects and were so furnished by or on behalf of the Underwriters severally for use in the Prospectus.

(g)                 Notwithstanding any other provisions in this Section 9,
                    no party shall be entitled to indemnification or contribution under this Underwriting Agreement against any loss, claim, liability, expense or damage arising by reason of such person's willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of its duties hereunder.

10. Notices. Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing or by telegram and, if to the Underwriters, shall be sufficient in all respects if delivered or sent to UBS Securities LLC, 299 Park Avenue, New York, NY 10171-0026,
         Attention: Syndicate Department and, if to the Fund or the Investment Adviser, shall be sufficient in all respects if delivered or sent to the Fund or the Investment Adviser, as the case may be, at the offices of the Fund or the Investment Adviser at 101 Huntington Avenue, Boston, MA 02199-7603, Attention: Susan S. Newton, Senior Vice President and General Counsel.

11. Governing Law; Construction. This Agreement and any claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement ("Claim"), directly or indirectly, shall be governed by, and construed in accordance with, the laws of the State of New York. The Section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

12.      Submission to  Jurisdiction.  Except as set forth below, no Claim may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and the Fund consents to the jurisdiction of such courts and personal service with respect thereto. The Fund hereby consents to personal jurisdiction, service and venue in any court in which any Claim arising out of or in any way relating to this Underwriting Agreement is brought by any third party against UBS Securities LLC or any indemnified party. Each of UBS Securities LLC, the Fund (on its behalf and, to the extent permitted by applicable law, on behalf of its shareholders and affiliates) and the Investment Adviser (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates) waives all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Underwriting Agreement. Each of the Fund and the Investment Adviser agrees that a final judgment in any such action, proceeding or counterclaim brought in any such court may be enforced in any other courts in the jurisdiction of which the Fund or the Investment Adviser, as the case may be, is or may be subject, by suit upon such judgment.

13. Parties at Interest. The Underwriting Agreement herein set forth has been and is made solely for the benefit of the Underwriters and the Fund and, to the extent provided in Section 9 hereof, the controlling persons, trustees, directors, members and officers referred to in such section and their respective successors, assigns, heirs, personal representatives and executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any right under or by virtue of this Underwriting Agreement.

14. Counterparts. This Underwriting Agreement may be signed by the parties in one or more counterparts which together shall constitute one and the same agreement among the parties.

15. Successors and Assigns. This Underwriting Agreement shall be binding upon the Underwriters, the Fund or the Investment Adviser, and any successor or assign of any substantial portion of the Fund's, the Investment Adviser's, or any of the Underwriters' respective businesses and/or assets.

16. Disclaimer of Liability of Trustees and Beneficiaries. A copy of the Underwriting Agreement and the Agreement and Declaration of Trust of the Fund is on file with the Secretary of The Commonwealth of Massachusetts, and notice hereby is given that this Underwriting Agreement is executed on behalf of the Trustees of the Fund as Trustees and not individually and that the obligations arising out of this Underwriting Agreement are not binding upon any of the Trustees or beneficiaries individually but are binding only upon the assets and properties of the Fund.

         If the foregoing correctly sets forth the understanding among the Fund and the Underwriters, please so indicate in the space provided below for the purpose, whereupon this letter and your acceptance shall constitute a binding agreement among the Fund, the Investment Adviser and the Underwriters, severally.

                                               Very truly yours,

                                               JOHN HANCOCK TAX-ADVANTAGED
                                               DIVIDEND INCOME FUND


                                               --------------------------
                                               By:
                                               Title:

                                               JOHN HANCOCK ADVISERS, LLC


                                               --------------------------
                                               By:
                                               Title:

Accepted and agreed to as of the
date first above written, on
behalf of themselves and
the other several Underwriters
named in Schedule A

By:  UBS SECURITIES LLC



--------------------------
By:
Title:

--------------------------
By:
Title:

                                   SCHEDULE A

                                                            Number of Shares
Name                                                        to be Purchased
----                                                        ---------------

UBS Securities LLC                                              [ ]
Merrill Lynch, Pierce, Fenner & Smith
                  Incorporated                                  [ ]
         Total..................................................[ ]

                                   SCHEDULE B

                               FORM OF OPINION OF
                         HALE & DORR REGARDING THE FUND



                                                         [ ], 2004
UBS Securities LLC

As Managing Representative of the
 Several Underwriters
299 Park Avenue
New York, New York   10171-0026

         Re:      John Hancock Tax-Advantaged Dividend Income Fund

Ladies and Gentlemen:

         This opinion is furnished to you pursuant to Section 6(e) of the Underwriting Agreement, dated as of [ ], 2004 (the "Underwriting Agreement"), among you, as Managing Representative of the several Underwriters, John Hancock Advisers, LLC, a Delaware limited liability company (the "Adviser"), and John Hancock Tax-Advantaged Dividend Income Fund, a Massachusetts business trust (the "Trust"). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed to them in the Underwriting Agreement.

         We have acted as counsel for the Trust and the Adviser in connection with the sale to the Underwriters by the Trust of [ ] common shares of beneficial interest, no par value per share, of the Trust (collectively, the "Shares") pursuant to the Section 1 of the Underwriting Agreement. As such counsel, we have assisted in the preparation and filing with the Securities and Exchange Commission (the "Commission") of the Trust's Registration Statement on Form N-2 dated August 20, 2003 (File Nos. 333-108102 and 811-21416), and
amendments [No. 1, No. 2 and No. 3] thereto, which Registration Statement became effective on [ ], 2004 (the "Effective Date"). Such Registration Statement, in the form in which it became effective, is referred to herein as the "Registration Statement," and the prospectus dated [ ], 2004 and statement of additional information dated [ ], 2004 included therein, as filed pursuant to Rule 497 of the Securities Act of 1933, as amended (the "Securities Act"), on [ ], 2004, are referred to herein as the "Prospectus" and the "Statement of Additional Information."

         We have examined and relied upon the Agreement and Declaration of Trust (the "Declaration of Trust") and By-Laws of the Trust, each as amended to date, records of meetings or written actions of shareholders and of the Board of Trustees of the Trust, trust proceedings of the Trust in connection with the authorization and issuance of the Shares, the Registration Statement, the Prospectus, the Statement of Additional Information, the Underwriting Agreement, certificates of representatives of the Trust, certificates of public officials and such other documents as we have deemed necessary as a basis for the opinions hereinafter expressed. We have assumed that all corporate or trust records of the Trust and the Adviser and stock books of the Trust and are complete and accurate.

         Insofar as this opinion relates to factual matters, information with respect to which is in the possession of the Trust or the Adviser, we have relied, with your permission, upon certificates, statements and representations of officers and other representatives of the Trust and the Adviser, representations made in the Underwriting Agreement and statements contained in the Registration Statement. We have not attempted to verify independently such facts, although nothing has come to our attention which has caused us to question the accuracy of such certificates, statements or representations.

         In our examination of the documents referred to above, we have assumed the genuineness of all signatures, the legal capacity of each individual signing such documents, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as copies, and the authenticity of the originals of such documents.

         Any reference to "our knowledge" or "best of our knowledge" or to any matters "known to us," "of which we are aware" or "coming to our attention" or any variation of any of the foregoing, shall mean the conscious awareness, as to the existence or absence of any facts which would contradict the opinions and statements so expressed, of the attorneys of this firm who have rendered substantive attention to the transaction to which this opinion relates. Other than as expressly set forth below, we have not undertaken, for purposes of this opinion, any independent investigation to determine the existence or absence of such facts, and no inference as to our knowledge of the existence or absence of such facts should be drawn from the fact of our representation of the Trust and the Adviser. Moreover, we have not searched any electronic databases or the dockets of any court, regulatory body or administrative or other governmental agency or other filing office in any jurisdiction.

         For purposes of this opinion, we have assumed that the agreements referred to herein have been duly authorized, executed and delivered by all parties thereto other than the Trust, and that all such other parties have all requisite power and authority to effect the transactions contemplated by such agreements. We have also assumed that each such agreement is the valid and binding obligation of each party thereto other than the Trust and is enforceable against all such other parties in accordance with its terms. We do not render any opinion as to the application of any federal or state law or regulation to the power, authority or competence of any party to the agreements other than the Trust.

         Our opinions set forth below are qualified to the extent that they may be subject to or affected by (i) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws relating to or affecting the rights of creditors generally, (ii) statutory or decisional law concerning recourse by creditors to security in the absence of notice or hearing, (iii) duties and standards imposed on creditors and parties to contracts, including, without limitation, requirements of good faith, reasonableness and fair dealing, and (iv) general equitable principles. We express no opinion as to the availability of any equitable or specific remedy upon any breach of any of the agreements as to which we are opining herein, or any of the agreements, documents or obligations referred to therein, or to the successful assertion of any equitable defenses, inasmuch as the availability of such remedies or the success of any equitable defense may be subject to the discretion of a court. Without limiting the foregoing, with respect to our opinion in paragraph 9 below, (i) we are expressing no opinion as to the enforceability of the indemnification or contribution provisions of the Underwriting Agreement, (ii) we note that a court may refuse to enforce, or may limit the application of, the Underwriting Agreement or certain provisions thereof, as unconscionable or contrary to public policy, and (iii) we have assumed compliance by all parties with federal and state securities laws.

         We also express no opinion herein as to any provision of any agreement
(a) which may be deemed to or construed to waive any right of the Trust, (b) to the effect that rights and remedies are not exclusive, that every right or remedy is cumulative and may be exercised in addition to or with any other right or remedy and does not preclude recourse to one or more other rights or remedies, (c) relating to the effect of invalidity or unenforceability of any provision of any agreement on the validity or enforceability of any other provision thereof, (d) requiring the payment of penalties, consequential damages or liquidated damages, (e) which is in violation of public policy, including, without limitation, any provision relating to non-competition and non-solicitation or relating to indemnification and contribution with respect to securities law matters, (f) purporting to indemnify any person against his, her or its own negligence or intentional misconduct, (g) which provides that the terms of any agreement may not be waived or modified except in writing or (h) relating to choice of law or consent to jurisdiction.

         Our opinion expressed in paragraph 1 below as to the legal existence and good standing of the Trust is based solely on a certificate of legal existence issued by the Secretary of State of The Commonwealth of The Commonwealth of Massachusetts, a copy of which has been made available to your counsel, and our opinion with respect to such matters is rendered as of the date of such certificate and limited accordingly. We express no opinion as to the tax good standing of the Trust in any jurisdiction.

         In connection with our opinion expressed in paragraph 2 below, insofar as it relates to full payment for the outstanding Common Shares of the Trust, we have relied solely on a certificate of an officer of the Trust. Our opinion expressed in paragraph 2 below as to issued and outstanding shares of beneficial interest of the Trust is based solely on a certificate of the Trust's transfer agent, which we assume to be complete and accurate. Our opinion expressed in paragraph 2 below as to the due and valid issuance of all outstanding Common Shares of the Trust is based solely on a review of the corporate minute books of the Trust, and a certificate of an officer of the Trust, each of which we assume to be complete and accurate.

         Our opinions expressed in paragraphs 4 and 10 below as to the effectiveness of the Registration Statement under the Securities Act and the Trust's Registration Statement on Form 8-A under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), are based solely upon oral advice from Mr. Brion Thompson at the Division of Investment Management of the Commission that such Registration Statements were declared effective as of [ ] [a.m/p.m.] on [ ], 2004. Our opinion expressed in paragraph 10 below as to the listing of the Common Shares on the New York Stock Exchange (the "Exchange") is solely based upon a letter from the Exchange to the Trust, dated [ ], 2004.

         Our opinions in paragraphs 2 and 3 below are qualified to the extent that, under Massachusetts law, shareholders of a Massachusetts business trust may be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholders liability for acts or obligations of the Trust. Also, the Declaration of Trust provides for indemnification out of Trust property for all loss and expense of any shareholder held personally liable for the obligations of the Trust.

         We are opining herein solely with respect to the state laws of The Commonwealth of Massachusetts and the federal laws of the United States of America. To the extent that the laws of any other jurisdiction govern any of the matters as to which we express an opinion below, we have assumed for purposes of this opinion, with your permission and without independent investigation, that the laws of such jurisdiction are identical to the state laws of The Commonwealth of Massachusetts, and we express no opinion as to whether such assumption is reasonable or correct. We note that the Underwriting Agreement, the Shareholder Servicing Agreement between the Adviser and UBS Securities LLC, dated [ ], 2004 (the "Shareholder Servicing Agreement") and each of the Additional Compensation Agreements between the Adviser and UBS Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and the Qualifying Underwriters, each dated [ ], 2004 (collectively, the "Additional Compensation Agreements"), are governed by New York law. We express no opinion with respect to the securities or Blue Sky laws of any state of the United States, with respect to state or federal antifraud laws (except to the extent expressly provided in the third to last paragraph below) or with respect to the approval by the National Association of Securities Dealers, Inc. of the offering.

         On the basis of and subject to the foregoing, we are of the opinion that:

       1. The Trust is validly existing as a business trust in good standing under the state laws of The Commonwealth of Massachusetts and has business trust power and authority to carry on its business and own, lease and operate its properties as described in the Prospectus, and to enter into and perform its obligations under the Underwriting Agreement.

       2. The authorized, issued and outstanding shares of beneficial interest of the Trust as of the date of the Prospectus are as set forth in the Statement of Additional Information under the caption "Financial Highlights." All issued and outstanding shares of beneficial interest of the Trust as of the date hereof have been duly authorized, validly issued, and fully paid and are not subject to any preemptive or similar statutory rights under the Massachusetts Business Trust statute or, to our knowledge, similar contractual rights granted by the Trust.

       3. The Shares have been duly authorized and, when issued and delivered
          to  the  Underwriters   against  payment  therefor   pursuant  to  the
          Underwriting Agreement, will be validly issued and fully paid.

       4. The Registration Statement has been declared effective under the Securities Act. Any required filing of the Prospectus pursuant to Rule 497(c) or Rule 497(h) has been made in the manner and within the time period required by Rule 497. To the best of our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act. To the best of our knowledge, no order of suspension or revocation of registration pursuant to Section 8(e) of the Investment Company Act of 1940, as amended (the "1940 Act"), has been issued, and no proceedings for any such purpose have been instituted or are pending or threatened by the Commission.

       5. The Trust is registered with the Commission under the 1940 Act as a closed-end, diversified management investment company; and to our knowledge, no order of suspension or revocation of such registration has been issued nor have any proceedings therefor been initiated or, to the best of our knowledge, threatened by the Commission.

       6. The Underwriting Agreement has been duly authorized, executed and delivered by the Trust.

       7. Each of the Investment Management Contract between the Trust and the Adviser, dated [ ] __, 2004 (the "Investment Advisory Agreement"), the Custodian Agreement between the Trust and The Bank of New York, dated [ ] __, 2004 (the "Custodian Agreement"), the Transfer Agency Agreement between the Trust and Mellon Investor Services, LLC, dated [ ] __, 2004 (the "Transfer Agency Agreement"), the Underwriting Agreement, the Shareholder Servicing Agreement and the Additional Compensation Agreements comply in all material respects with all applicable provisions of the 1940 Act, the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and the rules and regulations of the Commission under the 1940 Act and the Advisers Act.

       8. Each of the Investment Advisory Agreement, the Custodian Agreement, and the Transfer Agency Agreement, has been duly authorized by all requisite action on the part of the Trust, and duly executed and delivered by the Trust, as of the dates noted therein. Assuming due authorization, execution and delivery by the other parties thereto, each of the Investment Advisory Agreement, the Custodian Agreement, and the Transfer Agency Agreement constitutes a valid and binding agreement of the Trust, enforceable against the Trust in accordance with its terms.

       9. The execution, delivery and performance of the Investment Advisory Agreement, Transfer Agency Agreement, Custodian Agreement and the Underwriting Agreement by the Trust, the compliance by the Trust with all the provisions thereof and the consummation by the Trust of the transactions contemplated thereby (including the issuance and sale of the Shares and the use of the proceeds from the sale of the Shares as described in the Prospectus under the caption "Use of Proceeds") do not and will not (A) require any consent, approval, authorization or other order of, or qualification with, any Massachusetts state or U.S. federal court or governmental body or agency (except such as may be required under the securities or Blue Sky laws of the various states or the National Association of Securities Dealers, Inc. or as have been obtained under the federal securities laws), (B) conflict with or constitute a breach of any of the terms or provisions of, or a default under, or result in the imposition of a lien, charge or encumbrance upon the assets of the Trust pursuant to any indenture, loan agreement, mortgage, lease or other agreement or instrument filed as an exhibit to the Registration Statement, (C) violate or conflict with the Declaration of Trust or By-laws, (D) violate or conflict with any applicable U.S. federal or Massachusetts state law, rule or regulation which in our experience is normally applicable in transactions of the type contemplated by the Underwriting Agreement, or (E) violate or conflict with any judgment, order or decree specifically naming the Trust or specifically applicable to the Trust's property of which we are aware.

      10. The Shares have been approved for listing on the New York Stock Exchange and the Trust's Registration Statement on Form 8-A under the Exchange Act has been declared effective.

      11. To our knowledge, there are no legal or governmental proceedings pending or threatened against the Trust.

      12. The statements in the Prospectus under the captions "Description of shares" and in Item 29 of Part C of the Registration Statement, insofar as such statements constitute matters of law or legal conclusions, are correct in all material respects.

      13. The Trust does not require any tax or other rulings to enable it to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.

      14. Each of the section in the Prospectus entitled "U.S. Federal Income Tax Matters" and the section in the Statement of Additional Information entitled "U.S. Federal Income Tax Matters" is a fair summary of the principal United States federal income tax rules currently in effect applicable to the Trust and to the purchase, ownership and disposition of the Shares.

      15. The Registration Statement, including any Rule 430A Information, the Prospectus and each amendment or supplement to the Registration Statement and Prospectus as of their respective effective or issue dates (other than the financial statements and supporting schedules including the notes and schedules thereto, or any other financial or accounting data included therein or omitted therefrom, as to which we express no opinion), and the notification on Form N-8A complied as to form in all material respects with the requirements of the Securities Act, the 1940 Act and the rules and regulations of the Commission thereunder.

                  In connection with the preparation of the Registration Statement, the Prospectus and the Statement of Additional Information, we have participated in conferences with officers and representatives of the Trust and the Adviser, representatives of the Underwriters, counsel for the Underwriters and the independent accountants of the Trust, at which conferences we made inquiries of such persons and others and discussed the contents of the Registration Statement and the Prospectus and the Statement of Additional Information. While the limitations inherent in the independent verification of factual matters and the character of determinations involved in the registration process are such that we are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Prospectus or the Statement of Additional Information, subject to the foregoing and based on such participation, inquiries and discussions, no facts have come to our attention which have caused us to believe that the Registration Statement, as of the Effective Date (but after giving effect to changes incorporated pursuant to Rule 430A under the Securities Act), contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading (except that we express no such view with respect to the financial statements, including the notes and schedules thereto, or any other financial or accounting data included therein or information relating to the Underwriters or the method of distribution of the Shares by the Underwriters included therein), or that the Prospectus and Statement of Additional Information, as of the date filed with the Commission pursuant to Rule 497 under the Securities Act or as of the date hereof, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (except that we express no such view with respect to the financial statements, including the notes and schedules thereto, or any other financial or accounting data included therein or information relating to the Underwriters or the method of distribution of the Shares by the Underwriters included therein).

         This opinion is based upon currently existing statutes, rules, regulations and judicial decisions and is rendered as of the date hereof, and we disclaim any obligation to advise you of any change in any of the foregoing sources of law or subsequent developments in law or changes in facts or circumstances which might affect any matters or opinions set forth herein. Please note that we are opining only as to the matters expressly set forth herein, and no opinion should be inferred as to any other matters.

         This opinion is being furnished to you, as Managing Representative of the Underwriters, at the request of the Trust pursuant to the Underwriting Agreement, is solely for the benefit of the Underwriters, and may not be relied upon by you for any other purpose, or furnished to, quoted to or relied upon by any other party for any purpose, without our prior written consent. We understand that Skadden, Arps, Slate, Meagher & Flom LLP in delivering their opinion pursuant to Section 6(f) of the Underwriting Agreement is relying upon this opinion as to matters of the state laws of The Commonwealth of Massachusetts. We consent to such reliance.

                                                     Very truly yours,



                                                     HALE AND DORR LLP

                                   SCHEDULE C

                       FORM OF OPINION OF INTERNAL COUNSEL
                      REGARDING JOHN HANCOCK ADVISERS, LLC


                                                              [ ], 2004
UBS Securities LLC
As Managing Representative of the
  Several Underwriters
299 Park Avenue
New York, New York 10171-0026

         Re:      John Hancock Tax-Advantaged Dividend Income Fund

Ladies and Gentlemen:

         This opinion is furnished to you pursuant to Section 6(e) of the Underwriting Agreement dated as of [ ], 2004 (the "Underwriting Agreement"), among you, as Managing Representative of the several Underwriters, John Hancock Advisers, LLC, a Delaware limited liability company ("John Hancock Advisers"), and John Hancock Tax-Advantaged Dividend Income Fund, a Massachusetts business trust (the "Fund"). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed to them in the Underwriting Agreement.

         I am Senior Attorney and Assistant Secretary of John Hancock Advisers and in such capacity have assisted in the preparation and filing with the Securities and Exchange Commission (the "Commission") of the Fund's Registration Statement on Form N-2 dated August 20, 2003 (File Nos. 333-108102 and 811-21416), and amendments [No. 1, No. 2 and No. 3] thereto, which Registration Statement became effective on [ ], 2004 (the "Effective Date"). Such Registration Statement, in the form in which it became effective, is referred to herein as the "Registration Statement," and the prospectus dated [ ], 2004 and statement of additional information dated [ ], 2004 included therein, as filed pursuant to Rule 497 of the Securities Act of 1933, as amended (the "Securities Act") on [ ], 2004, are referred to herein as the "Prospectus" and "Statement of Additional Information."

         I have examined and relied upon the Certificate of Formation and the Limited Liability Company Agreement of John Hancock Advisers, the Underwriting Agreement, certificates of public officials and such other documents, as I have deemed necessary as a basis for the opinions hereinafter expressed.

         For the purposes of this opinion, I have assumed that the agreements referred to herein have been duly authorized, executed and delivered by all parties thereto other than John Hancock Advisers, and that all such other parties have all requisite power and authority to effect the transactions contemplated by such agreements. I have also assumed that each such agreement is the valid and binding obligation of each party thereto other than John Hancock Advisers and is enforceable against all such other parties in accordance with its terms. I do not render any opinion as to the application of any federal or state law or regulation to the power, authority or competence of any party to the agreements other than John Hancock Advisers.

         My opinions set forth below are qualified to the extent that they may be subject to or affected by (i) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws relating to or affecting the rights of creditors generally, (ii) statutory or decisional law concerning recourse by creditors to security in the absence of notice or hearing, (iii) duties and standards imposed on creditors and parties to contracts, including, without limitation, requirements of good faith, reasonableness and fair dealing, and (iv) general equitable principles. I express no opinion as to the availability of any equitable or specific remedy upon any breach of any of the agreements as to which I am opining herein, or any of the agreements, documents or obligations referred to therein, or to the successful assertion of any equitable defenses inasmuch as the availability of such remedies or the success of any equitable defense may be subject to the discretion of a court. Without limiting the foregoing, with respect to my opinion in paragraph 4 below, (i) I am expressing no opinion as to the enforceability of the indemnification or contribution provisions of the Underwriting Agreement or the Shareholder Servicing Agreement, (ii) I note that a court may refuse to enforce, or may limit the application of, the Underwriting Agreement, the Additional Compensation Agreements or the Shareholder Servicing Agreement or certain provisions thereof, as unconscionable or contrary to public policy, and (iii) I have assumed compliance by all parties with federal and state securities laws.

         I also express no opinion herein as to any provision of any agreement
(a) which may be deemed to or construed to waive any right of John Hancock Advisers, (b) to the effect that rights and remedies are not exclusive, that every right or remedy is cumulative and may be exercised in addition to or with any other right or remedy and does not preclude recourse to one or more other rights or remedies, (c) relating to the effect of invalidity or unenforceability of any provision of any agreement on the validity or enforceability of any provision thereof, (d) requiring the payment of penalties, consequential damages or liquidated damages, (e) which is in violation or public policy, including, without limitation any provision relating to non-competition and non-solicitation or relating to indemnification and contribution with respect to securities law matters, (f) purporting to indemnify any person against his, her or its own negligence or intentional misconduct, (g) which provides that the terms of any agreement may not be waived or modified except in writing or (h) relating to choice of law or consent to jurisdiction.

         My opinion expressed in paragraph 1 below as to the valid existence of John Hancock Advisers is based solely on a certificate of legal existence issued by the Secretary of State of the State of Delaware, a copy of which has been made available to your counsel, and my opinion with respect to this matter is rendered as of the date of such certificate and limited accordingly. I express no opinion as to the tax good standing of John Hancock Advisers in any jurisdiction.

         I have not made any investigation of the laws of any jurisdiction other than the state laws of The Commonwealth of Massachusetts, the Delaware Limited Liability Company Act statute and the federal laws of the United States of America. To the extent that the laws of any other jurisdiction govern any of the matters as to which I express an opinion below, I have assumed for purposes of this opinion, with your permission and without independent investigation, that the laws of such jurisdiction are identical to the state laws of The Commonwealth of Massachusetts, and I express no opinion as to whether such assumption is reasonable or correct. I express no opinion with respect to the securities or Blue Sky laws of any state of the United States, with respect to state or federal antifraud laws or with respect to the approval by the National Association of Securities Dealers, Inc. of the offering.

         On the basis of and subject to the foregoing, I am of the opinion that:

1. John Hancock Advisers has been duly formed and is validly existing as a limited liability company under the laws of the State of Delaware. John Hancock Advisers has limited liability company power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under the Underwriting Agreement, the Shareholder Servicing Agreement, the Additional Compensation Agreements and the Investment Advisory Agreement.

2. John Hancock Advisers is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act") and is not prohibited by the Advisers Act or the Investment Company Act of 1940, as amended (the "Investment Company Act") from acting as investment adviser and administrator for the Fund as contemplated by the Investment Advisory Agreement, the Registration Statement and the Prospectus.

3. The Underwriting Agreement, the Shareholder Servicing Agreement, the Investment Advisory Agreement and the Additional Compensation Agreement have been duly authorized, executed and delivered by John Hancock Advisers, and the Investment Advisory Agreement, the Shareholder Servicing Agreement and each Additional Compensation Agreement each constitutes a valid and binding obligation of John Hancock Advisers, enforceable against John Hancock Advisers in accordance with their respective terms

4. The execution, delivery and performance of the Underwriting Agreement by John Hancock Advisers, the compliance by John Hancock Advisers with all the provisions thereof and the consummation by John Hancock Advisers of the transactions contemplated thereby do not and will not (A) require any consent, approval, authorization or order of, or qualification with, any court or governmental body or agency (except such as may be required under the securities or Blue Sky laws of the various states or the National Association of Securities Dealers, Inc. or as have been obtained under the federal securities laws), (B) conflict with or constitute a breach of any of the terms or provisions of, or a default under or result in the imposition of a lien, charge or encumbrance upon the assets of John Hancock Advisers pursuant to, any indenture, loan agreement, mortgage, lease or other agreement or instrument to which John Hancock Adviser is a party filed as an exhibit to the Registration Statement, (C) violate or conflict with the Certificate of Formation or the Limited Liability Company Agreement of John Hancock Advisers, (D) violate or conflict with any applicable federal and Massachusetts law, rule or regulation or the Delaware Limited Liability Company statute, or (E) violate or conflict with any judgment, order or decree specifically naming John Hancock Advisers or its property of which I am aware.

vi. To my knowledge, there is no legal or governmental proceeding pending or threatened against John Hancock Advisers that is either: (1) required by the Securities Act or the Investment Company Act and their Rules and Regulations to be described in the Registration Statement or Prospectus that is not already described, or: (2) which would, under Section 9 of the Investment Company Act, make John Hancock Advisers ineligible to act as the Fund's investment adviser.

         In connection with the registration of the Shares, I have advised John Hancock Advisers as to the requirements of the Securities Act, the Investment Company Act and the applicable rules and regulations of the Commission thereunder and have rendered other legal advice and assistance to John Hancock Advisers in the course of the preparation of the registration Statement and the Prospectus. Rendering such assistance involved, among other things, discussions and inquiries concerning various legal and related subjects and reviews of certain corporate records, documents and proceedings. I have also participated in conferences with representatives of the Fund and its accountants and John Hancock Advisers at which the contents of the Registration Statement and Prospectus and related matters were discussed. With your permission, I have not undertaken, except as otherwise indicated herein, to determine independently, and do not assume any responsibility for, the accuracy, completeness or fairness of the statements in the Registration Statement or Prospectus. On the basis of the information which was developed in the course of the performance of the services referred to above, no information has come to my attention that would lead me to believe that the Registration Statement, at the time it became effective, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of its date and as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or that any amendment or supplement to the Prospectus, as of its respective date, and as of the date hereof, contained any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements in the Prospectus, in the light of the circumstances under which they were made, not misleading (except the financial statements, schedules and other financial data included therein or any other financial or accounting data included therein, as to which I express no view).

         This opinion is based upon currently existing statutes, rules, regulations and judicial decisions and is rendered as of the date hereof, and I disclaim any obligation to advise you of any changes in any of the foregoing sources of law or subsequent developments in law or changes in facts or circumstances which might affect any matters or opinions set forth herein. Please note that I am opining only as to the matters expressly set forth herein, and no opinion should be inferred as to any other matters.

         This opinion is being furnished to you, as Managing Representative of the Underwriters, pursuant to the Underwriting Agreement, is solely for the benefit of the Underwriters, and may not be relied upon you for any other purpose, or furnished to, quoted to or relied upon by any other party for any purpose, without our prior written consent.


                                                    Very truly yours,


                                                    Alfred P. Ouellette

                                   SCHEDULE D

                           FORM OF ACCOUNTANT'S LETTER



[ ]    , 2004

The Board of Trustees of
John Hancock Tax-Advantaged Dividend Income Fund
101 Huntington Avenue
Boston, MA  02199-7603

UBS Securities LLC
299 Park Avenue
New York, New York  10171
  as Managing Representative of the Underwriters

Ladies and Gentlemen:

                  We have audited the statement of assets and liabilities of John Hancock Tax-Advantaged Dividend Income Fund (the "Fund") as of ______, 2004 included in the Registration Statement on Form N-2 filed by the Fund under the Securities Act of 1933 (the "Act") (File No. 333-108102) and under the Investment Company Act of 1940 (the "1940 Act") (File No. 811-21416); such statement and our report with respect to such statement are included in the Registration Statement.

In connection with the Registration Statement:

                  1. We are independent public accountants with respect to the Fund within the meaning of the Act and the applicable rules and regulations thereunder.

                  2. In our opinion, the statement of assets and liabilities included in the Registration Statement and audited by us complies as to form in all respects with the applicable accounting requirements of the Act, the 1940 Act and the respective rules and regulations thereunder.

                  3. For purposes of this letter we have read the minutes of all meetings of the Shareholders, the Board of Trustees and all Committees of the Board of Trustees of the Fund as set forth in the minute books at the offices of the Fund, officials of the Fund having advised us that the minutes of all such meetings through , 2004, were set forth therein.

                  4. Fund officials have advised us that no financial statements as of any date subsequent to , 2004, are available. We have made inquiries of certain officials of the Fund who have responsibility for financial and accounting matters regarding whether there was any change at , 2004, in the capital shares or net assets of the Fund as compared with amounts shown in the , 2004, statement of assets and liabilities included in the Registration Statement, except for changes that the Registration Statement discloses have occurred or may occur. On the basis of our inquiries and our reading of the minutes as described in Paragraph 3, nothing came to our attention that caused us to believe that there were any such changes.

         The foregoing procedures do not constitute an audit made in accordance with generally accepted auditing standards. Accordingly, we make no representations as to the sufficiency of the foregoing procedures for your purposes.

         This letter is solely for the information of the addressees and to assist the underwriters in conducting and documenting their investigation of the affairs of the Fund in connection with the offering of the securities covered by the Registration Statement, and is not to be used, circulated, quoted or otherwise referred to within or without the underwriting group for any other purpose, including but not limited to the registration, purchase or sale of securities, nor is it to be filed with or referred to in whole or in part in the Registration Statement or any other document, except that reference may be made to it in the underwriting agreement or in any list of closing documents pertaining to the offering of the securities covered by the Registration Statement.


                                                     Very Truly Yours,



                                      D-2